Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangibles
GOODWILL AND OTHER INTANGIBLES
The Company performs an annual assessment of the recoverability of goodwill as of October 1 each year. Additionally, the Company assesses goodwill for impairment whenever events or changes in circumstances indicate that such carrying values may not be recoverable. The Company first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. After assessing the totality of events and circumstances for the qualitative impairment assessment at October 1, 2012, the Company determined that performing the two-step goodwill impairment test was unnecessary and no goodwill impairment was recognized. Additionally, the Company incurred no impairment as a result of the annual tests in prior years. There were no events or changes in circumstances that indicated that an impairment was more likely than not during interim periods in 2012, 2011, or 2010. However, there can be no assurance that goodwill and indefinite lived intangibles will not be impaired at any time in the future.
Changes in the carrying amount of goodwill for the years ended December 31, 2012 and 2011 are as follows (in thousands):

	December 31,
	2012	2011
Balance beginning of year	$205,838	$208,050
Translation adjustments	2,182	(2,212)
Balance end of year	$208,020	$205,838

The recorded carrying amount will change at each balance sheet date due to the impact of foreign currency fluctuations. The following is a summary of the Company’s intangible assets other than goodwill (in thousands):

	Weighted Average Amortization Period	December 31, 2012	December 31, 2011
Amortized intangible assets:
Cost:
Favorable facility lease	6 years	$—	$1,752
Customer relationships	10 years	44,669	44,397
Internally developed software	7 years	9,346	9,143
		54,015	55,292
Accumulated Amortization:
Favorable facility lease	6 years	—	(1,367)
Customer relationships	10 years	(26,243)	(21,644)
Internally developed software	7 years	(7,844)	(6,367)
		(34,087)	(29,378)
Net book value		19,928	25,914
Indefinite-lived intangible assets:
Trade names		900	900
Total intangible assets at net book value		$20,828	$26,814

The Company’s trade name assets have an indefinite life and are not amortized, but are reviewed annually on October 1 and tested for impairment. The trade names were determined to have indefinite lives due to the length of time the trade names have been in place. The Company’s current intentions are to maintain the trade names indefinitely. All other intangible assets are amortized on a straight-line basis over their expected useful lives. As of December 31, 2012, the weighted average amortization period for these intangible assets was 9.5 years.
Amortization expense for the Company's intangible assets was $6.2 million, $6.1 million, and $6.0 million during the years ended December 31, 2012, 2011 and 2010, respectively. Estimated future amortization expense is as follows: fiscal year ending 2013 -$5.8 million, fiscal year ending 2014 - $4.6 million, fiscal year ending 2015 - $4.5 million, fiscal year ending 2016 - $4.5 million and fiscal year ending 2017 - $0.5 million.
The Company evaluates the remaining useful life of these intangible assets on an annual basis. The Company also reviews for recoverability when events or changes in circumstances indicate the carrying values may not be recoverable.